Exhibit 31.1

  Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with Section 1, U.S.C., 1950, I, the undersigned Chairman of the Board and Chief Executive Officer of M.B.A. Holdings, Inc. (the "Company") hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Dated March 15, 2004


                           By /s/ Gaylen M. Brotherson
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                           Gaylen M. Brotherson
                           Chairman of the Board and Chief Executive Officer

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